EXHIBIT 10.1

Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with [****], pursuant to Regulation S-K Item 601(b) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from the exhibit because it is: (i) not material; and (ii) would be competitively harmful if publicly disclosed.

SECOND AMENDMENT TO PLASMA PURCHASE AGREEMENT

NORMAL SOURCE PLASMA PURCHASE FROM BPC TO ADMA

This Second Amendment to the Plasma Purchase Agreement (this “Amendment #2”) by and between Grifols Worldwide Operations Limited, a corporation having a place of business at Grange Castle Business Park, Grange Castle, Clondalkin, Dublin 22, Ireland (“GWWO”), as the successor-in-interest to BPC Plasma, Inc., formerly, Biotest Pharmaceuticals Corporation (“BPC”), and ADMA BioManufacturing, LLC., a Delaware limited liability corporation having a place of business at 465 Route 17 South, Ramsey, New Jersey 07446 (“ADMA”), is effective as of May 12, 2021 execution (the “Effective Date”).

WHEREAS, BPC and ADMA were parties to that certain Plasma Purchase Agreement, effective as of June 6, 2017 (as amended, or otherwise modified from time to time, the “Agreement”), pursuant to which ADMA purchased from BPC certain quantities of Normal Source Plasma (“Plasma” or “NSP”);

WHEREAS, on December 10, 2018, BPC notified ADMA of the assignment of BPC’s rights and obligations under the Agreement to GWWO, its affiliate, effective January 1, 2019; and

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendment:

1.	Section A.1., entitled, “TERM OF AGREEMENT”, is hereby deleted and replaced in its entirety as follows:

1. TERM OF AGREEMENT. Unless terminated earlier as provided herein, the term of the Agreement shall become effective on the Effective Date and shall remain in effect until December 31, 2022.

2.	Section A.2., entitled, “PRICE AND VOLUMES”, is hereby deleted and replaced in its entirety as follows:

2. PRICE AND VOLUMES.

	a.	ADMA agrees to purchase and GWWO agrees to sell Plasma in the following quantities and prices, unless mutually agreed to otherwise in writing between the parties:

YEAR	Quantity (liters)	Price/Liter (USD)
2021	[****] [****]	$[****] $[****]
2022	[****]	$[****]

b.

The price of all purchases of NSP under this Agreement includes all required screening tests and NAT for HIV, HBV, HCV, HAV, and Parvo B-19. Any additional required testing as specified by the U.S. Food and Drug Administration (the “FDA”) (or foreign equivalent) or due to a change in the ADMA Specifications (as defined below), will be billed to ADMA at GWWO’s actual costs.

c.

In the event compliance with one or more new government regulations or quality procedures or change in the specifications requested by ADMA (any of the foregoing being a “Required Change”) is required, but is not contemplated in this Agreement, and results in a material increase to GWWO actual costs to procure, store, provide and supply NSP, both Parties shall re-negotiate the change in the purchase price of NSP in good faith within ninety (90) days of the Required Change, which shall be retroactive to the effective date of the Required Change.

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3.	Section J is hereby deleted in part as it relates to GWWO notices and replaced with the following:

To Grifols:	[****]
[****] [****] [****] [****]
With a copy to:	[****]
[****] [****] [****]

4.	Section A.4, entitled, “SHIPMENT TERMS” is hereby deleted in its entirety and replaced with the following:

4. SHIPMENT TERMS. All shipments shall be made FOB BPC Plasma Center or GWWO’s designated freezer warehouse, which shall be at GWWO’s discretion. GWWO will invoice ADMA for the NSP at time of shipment. ADMA shall take ownership and bear all risk of loss upon pick up by ADMA’s designated carrier from the BPC plasma center or GWWO’s designated warehouse, which shall be at GWWO’s discretion, and ADMA shall at its own expense be responsible for freight charges, insurance, handling and forwarding agent’s fees, taxes, storage and all other charges applicable to the NSP.

5.

For avoidance of doubt, any and all terms and conditions as set forth in the Letter Amendment, by and between the Parties, dated July 19, 2018, shall be null and void and superseded by this Amendment #2.

6.	Section K., entitled, “CHANGE IN CONTROL” is hereby deleted.

7.	All references in the Agreement to “BPC” and “Biotest Pharmaceuticals Corporation” shall hereby be amended to refer to “Grifols Worldwide Operations Limited”, as successor-in-interest to BPC.

Miscellaneous:

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect. This Amendment #2 shall govern in the event of any conflict between this Amendment #2 and the Agreement. It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #2 and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The parties agree that they and their employees shall execute all documents and do all other things necessary to carry out the intent to implement the provisions of this Amendment #2.

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IN WITNESS WHEREOF, the parties hereby have caused this Amendment #2 to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective parties.

ADMA BioManufacturing, LLC		Grifols Worldwide Operations Limited

By:	/s/ Adam Grossman	By:	/s/ Alfredo Arroyo
Name:	Adam Grossman	Name:	Alfredo Arroyo
Title:	President & Chief Executive Officer	Title:	Chief Financial Officer

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